UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WEATHERFORD INTERNATIONAL LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GENERAL MEETING OF SHAREHOLDERS OF
WEATHERFORD INTERNATIONAL LTD.
May 7, 2009
Important Notice Regarding the Availability of Proxy Materials
for the General Meeting to be held on May 7, 2009:
Our Proxy Statement dated April 1, 2009, our Annual Report
for the year ended December 31, 2008 and our Annual Report on Form 10-K for the year ended December 31, 2008 are available at:
http://www.weatherford.com/weatherford/groups/public/documents/aboutwft/ir-annual-reports.asp.
Please sign, date and return
your proxy card by mail in
the envelope provided
arriving no later than
May 5, 2009.
â   Please detach along perforated line and mail in the enclosed envelope.    â

■ 00003333333300000000 4	050709

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE ARRIVING NO LATER THAN MAY 5, 2009. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
	1.	Election of the following Nominees as Directors, as set forth in the Proxy Statement:
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1 WITH RESPECT TO WHOM NO DIRECTION IS MADE AND “FOR” PROPOSAL 2.

If you wish to vote “FOR” all of the nominees for director and “FOR” Proposal 2, you need only sign, date and return your card without marking your vote.
		NOMINEES:	FOR	AGAINST	ABSTAIN
		Bernard J. Duroc-Danner David J. Butters Nicholas F. Brady William E. Macaulay Robert B. Millard Robert K. Moses, Jr. Robert A. Rayne	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐

Receipt of the Proxy Statement dated April 1, 2009, and the Annual Report of Weatherford for the year ended December 31, 2008, is hereby acknowledged.

2.
Appointment of Ernst & Young LLP as independent registered public accounting firm for year ending December 31, 2009 and ratification of the election of Ernst & Young AG, Zurich as statutory auditor for year ending December 31, 2009.
			☐	☐	☐

	3.	To consider and vote upon any other matter which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in accordance with the proposals of the Board of Directors.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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1
WEATHERFORD INTERNATIONAL LTD.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned shareholder of Weatherford International Ltd. (“Weatherford”) hereby appoints the person designated hereafter as proxy for the undersigned to vote the number of common shares of Weatherford that the undersigned would be entitled to vote if personally present at the General Meeting of Shareholders of Weatherford to be held on May 7, 2009, at 12:00 p.m., Swiss time, at the Cham-Zug Room, ParkHotel, Zug, Switzerland, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 1, 2009:
(PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK AS SHOWN HERE ☒)
☐	Burt M. Martin or, failing him, Bernard J. Duroc-Danner, each with full power of substitution.

☐	The independent proxy Daniel Grunder, MSJG Rechtsanwälte & Notare, Vorstadt 32, 6304 Zug, Switzerland, with full power of substitution.
To issue instructions, please see overleaf.
IF YOU RETURN THIS PROXY DULY SIGNED WITHOUT TICKING ANY OF THE ABOVE BOXES, BURT M. MARTIN OR, FAILING HIM, BERNARD J. DUROC-DANNER, WILL BE APPOINTED AS YOUR PROXY, EACH WITH FULL POWER OF SUBSTITUTION.
(Continued and to be signed on the reverse side.)

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